                                                                     Exhibit 1.1



                          Infosys Technologies Limited



                           American Depositary Shares
                               Each Representing

                          One-Half of One Equity Share
                           par value Rs. 10 per share



                             Underwriting Agreement





[____________], 1999

                               Table of Contents


Section 1. Representations and Warranties of the Company.

(a) Compliance with Registration Requirements.................................2
(b) Offering Materials Furnished to Underwriters..............................2
(c) Distribution of Offering Material By the Company..........................3
(d) The Underwriting Agreement................................................3
(e) The Deposit Agreement.....................................................3
(f) Authorization of the Offered ADS, Equity Shares and ADRs..................3
(g) No Applicable Registration or Other Similar Rights........................4
(h) No Material Adverse Change................................................4
(i) Independent Accountants...................................................4
(j) Preparation of the Financial Statements...................................4
(k) Incorporation and Good Standing of the Company and its Subsidiaries.......5
(l) Capitalization and Other Capital Stock Matters............................5
(m) Stock Exchange Listing....................................................6
(n) Non-Contravention of Existing Instruments; No Further Authorizations or
Approvals Required............................................................6
(o) Non-Contravention of Indian law...........................................6
(p) No Actions or Proceedings.................................................7
(q) Intellectual Property Rights..............................................7
(r) All Necessary Permits, etc................................................7
(s) Title to Properties.......................................................7
(t) Tax Law Compliance........................................................8
(u) Company Not an "Investment Company".......................................8
(v) Insurance.................................................................8
(w) No Price Stabilization or Manipulation....................................8
(x) Related Party Transactions................................................8
(y) No Unlawful Contributions or Other Payments...............................9
(z) Company's Accounting System...............................................9
(aa) Compliance with Environmental Laws.......................................9
(bb) ERISA Compliance........................................................10
(cc) Form of Equity Share Certificates.......................................10
(dd) Stamp Duty and Other Transfer Taxes.....................................10
(ee) No Taxes With Respect to Dividends......................................10
(ff) Enforceability of Offered ADSs..........................................11
(gg) No Immunity from Suit in India..........................................11
(hh) Indemnification and Contribution........................................11

Section 2. Purchase, Sale and Delivery of the Offered ADSs...................11

(a) The Firm ADSs............................................................11
(b) The First Closing Date...................................................11
(c) The Optional ADSs; the Second Closing Date...............................12
(d) Public Offering of the Offered ADSs......................................12
(e) Payment for the Offered ADSs.............................................12
(f) Delivery of ADRs Evidencing the Offered ADSs.............................13
(g) Delivery of Prospectus to the Underwriters...............................13

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Section 3. Additional Covenants of the Company...............................13

(a) Review by Representatives of Proposed Amendments and Supplements.........13
(b) Securities Act Compliance................................................13
(c) Amendments and Supplements to the Prospectus and Other Securities Act
Matters......................................................................14
(d) Copies of any Amendments and Supplements to the
Prospectus...................................................................14
(e) Blue Sky Compliance......................................................14
(f) Use of Proceeds..........................................................15
(g) Transfer Agent...........................................................15
(h) Earnings Statement.......................................................15
(i) Periodic Reporting Obligations; Maintenance of Listing...................15
(j) Agreement Not To Offer or Sell Additional Securities.....................15
(k) Future Reports to the Representatives....................................16
(l) Company to Provide Copy of the Prospectus in Form That May be Downloaded
from the Internet............................................................16

Section 4. Payment of Expenses...............................................16

Section 5. Conditions of the Obligations of the Underwriters.................17

(a) Accountants' Comfort Letter..............................................17
(b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD....................................................................17
(c) No Material Adverse Change or Ratings Agency
Change.......................................................................18
(d) Opinion of  U.S. Counsel for the Company.................................18
(e) Opinion of  Indian Counsel for the Company...............................18
(f) Opinion of  U.S. Counsel for the Underwriters............................18
(g) Opinion of  Indian Counsel for the Underwriters..........................18
(h) Opinion of Counsel to Depository.........................................19
(i) Officers' Certificate....................................................19
(j) Bring-down Comfort Letter................................................19
(k) Lock-Up Agreement from Certain Stockholders of the Company...............19
(l) Deposit Agreement........................................................19
(m) Additional Documents.....................................................20

Section 6. Reimbursement of Underwriters' Expenses...........................20

Section 7. Effectiveness of this Agreement...................................20

Section 8. Indemnification...................................................20

(a) Indemnification of the Underwriters......................................21
(b) Indemnification of the Company, its Directors and Officers...............22
(c) Notifications and Other Indemnification Procedures.......................22
(d) Settlements..............................................................23

Section 9. Contribution......................................................24

Section 10. Default of One or More of the Several Underwriter................25

Section 11. Termination of this Agreement....................................25

Section 12. Representations and Indemnities to Survive Delivery..............26

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

Section 13. Notices..........................................................26

Section 14. Successors.......................................................27

Section 15. Partial Unenforceability.........................................27

Section 16. .................................................................27

(a) Governing Law Provisions.................................................27
(b) Consent to Jurisdiction..................................................28
(c) Waiver of Immunity.......................................................28

Section 17. Judgment Currency................................................28

Section 18. General Provisions...............................................29

                             Underwriting Agreement

                                                      [__________________], 1999

NATIONSBANC MONTGOMERY SECURITIES LLC
BANCBOSTON ROBERTSON STEPHENS
BT ALEX. BROWN INCORPORATED
THOMAS WEISEL PARTNERS LLC
As Representatives of the several Underwriters
c/o NATIONSBANC MONTGOMERY SECURITIES LLC
600 Montgomery Street
San Francisco, California  94111

Ladies and Gentlemen:

          Introductory. Infosys Technologies Limited, a public company incorporated under the laws of the Republic of India (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule A hereto (the
                                                       ----------
"Underwriters"), an aggregate of [___] American Depositary Shares ("ADSs") representing one-half of one Equity Share Rs. 10 per share (the "Equity Shares"). The [____] ADSs to be sold by the Company are collectively referred to herein as the "Firm ADSs." In addition, the Company has granted to the Underwriters an option to purchase up to an additional [___] ADSs (the "Optional ADSs") as provided in Section 2. The Firm ADSs and, if and to the extent such option is exercised, the Optional ADSs are collectively referred to herein as the "Offered ADSs." NationsBanc Montgomery Securities LLC, BancBoston Robertson Stephens, BT Alex. Brown Incorporated and Thomas Weisel Partners LLC have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the ADSs.

          Each Offered ADS will be evidenced by an American Depositary Receipt (an "ADR") to be issued by Bankers Trust Company, as depositary (the "Depositary"), pursuant to a Deposit Agreement dated as of [_______________], 1999 (the "Deposit Agreement") among the Company, the Depositary and the holders and beneficial holders from time to time of the ADRs.

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form F-1 (File No. 333-[_____]) which contains a form of prospectus to be used in connection with the public offering and sale of the Offered ADSs. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The Company and the Depositary have also prepared and filed with the Commission in accordance with the provisions of the Securities Act a registration statement on Form F-6 (File No. 333-[_________]) relating to the ADSs and ADRs. Such registration statement, as amended at the time it becomes effective, is hereinafter referred to as the "ADS Registration Statement." The prospectus in the form first used by the Underwriters to confirm sales of the Offered ADSs, is hereinafter referred to as the "Prospectus"; provided, however, if the Company has, with the consent of NationsBanc Montgomery Securities LLC, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated [________], 1999 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, the ADS Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

          Section 1. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to each Underwriter as follows:

          (a) Compliance with Registration Requirements. The Registration Statement, the ADS Registration and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

          Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered ADSs. Each of the Registration Statement, the ADS Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and the rules, regulations and other requirements of the Ministry of Finance of India (the "MOF"), the Reserve Bank of India (the "RBI"), the Department of Company Affairs of India (the "DCA"), the Company Law Board (the "CLB") and the Securities Exchange Board of India ("SEBI"), as applicable, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the

     Registration Statement, the ADS Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no statutes, regulations, contracts, agreements, or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or the ADS Registration Statement that are not described or filed as required.

          A registration statement on Form 8-A has been filed with and declared effective by the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) Offering Materials Furnished to Underwriters. The Company has delivered to the Representatives three complete manually signed copies of the Registration Statement, the ADS Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement and the ADS Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

          (c) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Offered ADSs, any offering material in connection with the offering and sale of the Offered ADSs other than a preliminary prospectus, the Prospectus, the Registration Statement or the ADS Registration Statement.

          (d) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by equitable principles of general applicability.

          (e) The Deposit Agreement. The Deposit Agreement has been duly authorized, and, upon execution and delivery by the Company and the Depositary, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles of general applicability.

          (f) Authorization of the Offered ADS, Equity Shares and ADRs. The Equity Shares to be issued in connection with the offering and sale of the Offered ADSs have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The Equity Shares may be freely deposited with the Depositary against issuance of ADRs evidencing the Offered ADSs, although there are restrictions on the future deposits of Equity Shares which are fully and accurately disclosed in the Prospectus. The Offered ADSs are freely transferable by the Company to the Underwriters in the manner contemplated in this Agreement. Upon deposit of the underlying Equity Shares with the custodian named in the Deposit Agreement pursuant to the Deposit Agreement in accordance with the terms thereof, all right, title and interest in such Equity Shares, free and clear of any security interest, mortgage, pledge, claim, lien or other encumbrance (each, a "Lien"), will be transferred to the Depositary on behalf of the Underwriters. Upon issuance by the Depositary of the ADRs evidencing the Offered ADSs against deposit of the underlying Equity Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified in the ADRs and the Deposit Agreement. There are no restrictions on the transfer of such Equity Shares or the Offered ADSs, except as described in the Prospectus. Immediately following the offering and sale of the Offered ADSs pursuant to this Agreement, the ownership of the Company will be as set forth in the Prospectus under "Principal Shareholders."

          (g) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or the ADS Registration Statement or included in the offering contemplated by this Agreement.

          (h) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus (without giving effect to any amendment or supplement thereto): (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company.

          (i) Independent Accountants. KPMG Peat Marwick India Ltd. who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the applicable published rules and regulations of the Commission thereunder.

          (j) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Summary--Summary Consolidated Financial Data," "Selected Consolidated Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

          (k) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement and the Deposit Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except to the extent that the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, except for 9,163,637 shares of Preferred Stock, par value $0.01 per share, of Yantra owned by other investors as described in the Prospectus, is owned by the Company, directly or through subsidiaries, free and clear of any Lien. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 22 to the Registration Statement.

          (l) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company (including the Equity Shares, the ADSs and the ADRs) is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus). The terms, rights and preferences related to the authorized and issued capital stock of the Company conform as to legal matters to the description thereof contained in the Prospectus. No class of authorized capital stock of the Company, other than the Equity Shares, exists. The Equity Shares (including the Equity Shares represented by the Offered
     ADSs) conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Equity Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all applicable U.S. and Indian Legal Requirements. None of the outstanding Equity Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly describes the material terms of such plans, arrangements, options and rights.

          (m) Stock Exchange Listing. The Offered ADSs have been duly approved for quotation on the Nasdaq National Market and the underlying Equity Shares have been approved for the listing on the the Stock Exchange, Mumbai, the Bangalore Stock Exchange and the National Stock Exchange of India (collectively, the "Indian Exchanges"), subject only to official notice of issuance.

          (n) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, Articles of Association, by-laws, Memorandum of Association or other such charter documents (collectively, the "Charter Documents") or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change and would not impair the performance by the Company of, or the validity or binding nature of, this Agreement or the Deposit Agreement. The Company's execution, delivery and performance of this Agreement and the Deposit Agreement and consummation of the transactions contemplated hereby, thereby and by the Prospectus (including, without limitation, the issuance of the Equity Shares, their deposit under the Deposit Agreement and the issuance, sale and delivery of the Offered ADSs and the related ADRs): (i) have been duly authorized by all necessary corporate action (including, without limitation, any required shareholder action) and will not result in any violation of the provisions of the Charter Documents of the Company or any subsidiary; (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other part to, any Existing Instrument, except for such conflicts, breaches, Defaults, Liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and would not impair the performance by the Company of, or the validity or binding nature of, this Agreement or the Deposit Agreement; and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and the Deposit Agreement and consummation of the transactions contemplated thereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws, from the National Association of Securities Dealers, Inc. (the "NASD") and any applicable Indian governmental or regulatory authority or agency (including, without limitation, the required approvals of the MOF, the RBI, the CBL, the DCA and the SEBI).

          (o) Non-Contravention of Indian law. The issuance by the Company of the Equity Shares and the sale of Offered ADSs to purchasers outside of India as contemplated by this Agreement will not contravene any applicable law of India (including, without limitation, any such applicable law limiting foreign ownership of the Company or any Subsidiary) or constitute a breach of or a default under any of the Licenses.

          (p) No Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened: (i) against or affecting the Company or any of its subsidiaries; (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries; or (iii) relating to environmental or employment discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement and the Deposit Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier of the Company, exists or, to the best of the Company's knowledge, is threatened or imminent.

          (q) Intellectual Property Rights. Except as otherwise disclosed in the Prospectus, the Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. The Intellectual Property Rights used by the Company and its subsidiaries in the conduct of their business do not infringe on the rights of any third party, except for any such infringement which would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

          (r) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate Indian federal, state or foreign regulatory agencies or bodies (including, without limitation, any United States federal, state or local regulatory agencies or bodies) necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

          (s) Title to Properties. Except as otherwise disclosed in the Prospectus, The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(j) above (or elsewhere in the Prospectus), in each case free and clear of any Liens, equities and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

          (t) Tax Law Compliance. The Company and its subsidiaries have filed all necessary Indian federal, state and foreign income and franchise tax returns (including, without limitation, those required by United States federal, state and local authorities) or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(j) above in respect of all Indian federal, state and foreign income and franchise taxes (including, without limitation, those required by United States federal, state and local authorities) for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

          (u) Company Not an "Investment Company". The Company has been advised of the rules and requirements under the United States Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Offered ADSs will not be, an "investment company" within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

          (v) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

          (w) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADSs or the related ADRs.

          (x) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person which have not been fully and accurately described in the Prospectus. Each such transaction is on terms no less favorable to the Company or such subsidiary, as the case may be, as could be obtained on an arm's length basis from an unaffiliated third party.

          (y) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any U.S. or Indian federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

          (z) Company's Accounting System. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (aa) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change:
     (i) neither the Company nor any of its subsidiaries is in violation of any U.S. or Indian federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

          (bb) ERISA Compliance. Except as otherwise disclosed in the Prospectus, The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

          (cc) Form of Equity Share Certificates. The form of certificate for the Equity Shares conforms to the requirements of Indian law, the Charter Documents of the Company, the Indian Exchanges and the description thereof contained in the Prospectus, and the Offered ADSs and the ADRs conform to the requirements of the Deposit Agreement and the Nasdaq National Market.

          (dd) Stamp Duty and Other Transfer Taxes. Except as disclosed in Prospectus, stamp duty is payable in India in connection with the issuance of the Equity Shares in the name of the Depositary; however, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable in India or any political subdivision or taxing authority thereof or therein in connection with:
     (i) the initial deposit with the Depositary of the Shares by the Company against the issuance of the ADRs evidencing Offered ADSs; (ii) the sale and delivery of the Offered ADSs to or for the respective accounts of the Underwriters; (iii) the sale and delivery outside of India by the Underwriters of the Offered ADSs or ADRs to the initial purchasers thereof; or (iv) except as set forth in the Prospectus, the consummation of any other transaction contemplated by this Agreement or the Deposit Agreement in connection with the sale and delivery of the Offered ADSs or the issuance of the ADRs.

          (ee) No Taxes With Respect to Dividends. Except as disclosed in the Prospectus, under applicable Indian laws and regulations, no taxes, levies, imposts or charges are required to be deducted or withheld from any payment by the Company of a dividend in respect of the Equity Shares (including, without limitation, those represented by ADSs) to persons not resident in India.

          (ff) Enforceability of Offered ADSs. It is not necessary in order to enable any party to enforce any of its rights under this Agreement or in order to enable any owner of Offered ADSs to enforce any of its rights that all or any of such parties or owners of Offered ADSs be licensed, qualified or entitled to do business in India. None of the Underwriters is or will be deemed to be resident, domiciled, carrying on business or subject to taxation in India by reason of the ownership of Offered ADSs or the entry into, performance and/or enforcement of this Agreement and the transactions contemplated hereby.

          (gg) No Immunity from Suit in India. The Company is subject to civil and commercial law with respect to its obligations under this Agreement, the Deposit Agreement and the ADRs. The execution and delivery by the Company and the performance by the Company of its obligations thereunder constitute private and commercial acts rather than governmental or public acts, and neither the Company, any subsidiary of the Company nor any of their respective properties enjoys any right of immunity in any jurisdiction in India from suit, judgment, execution on a judgment or attachment (whether before judgment or in aid of execution) in respect of such obligations.

          (hh) Indemnification and Contribution. The Company has full power, authority and legal right to enter into and perform its obligations of indemnification and contribution set forth in Section 7 of this Agreement and neither the indemnification nor the contribution provisions of such
     Section 7 contravene current Indian law.

Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

          Section 2.  Purchase, Sale and Delivery of the Offered ADSs.

          (a) The Firm ADSs. The Company agrees to issue and sell to the several Underwriters the Firm ADSs upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm ADSs set forth opposite their names on Schedule A. The purchase price per Firm ADS to be paid by
                    ----------
     the several Underwriters to the Company shall be US $[___].

          (b) The First Closing Date. Delivery of certificates for ADRs representing the Firm ADSs to be purchased by the Underwriters and payment therefor shall be made at the offices of NationsBanc Montgomery Securities LLC, 600 Montgomery Street, San Francisco, California (or such other place as may be agreed to by the Company and the Representatives) at 6:00 a.m. San Francisco time, on [___], 1999, or such other time and date not later than 10:30 a.m. San Francisco time on [___], 1999, as the Representatives shall designate by notice to the Company (the time and date of such closing are called the

     "First Closing Date"). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 10.

          (c) The Optional ADSs; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of [___] Optional ADSs from the Company at the purchase price per share to be paid by the Underwriters for the Firm ADSs. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm ADSs. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional ADSs as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional ADSs are to be registered and
     (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for ADRs representing the Firm ADSs and the Optional ADSs). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional ADSs are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional ADSs (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional ADSs to be purchased as the number of Firm ADSs set forth on Schedule A opposite the
                                                       ----------
     name of such Underwriter bears to the total number of Firm ADSs. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

          (d) Public Offering of the Offered ADSs. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Offered ADSs as soon after this Agreement has been executed and the Registration Statement and the ADS Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

          (e) Payment for the Offered ADSs. Payment for the Offered ADSs shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer to the order of the Company of immediately available federal funds in United States dollars.

          It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm ADSs and any Optional ADSs the Underwriters have agreed to purchase. NationsBanc Montgomery Securities LLC, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Offered ADSs to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

          (f) Delivery of ADRs Evidencing the Offered ADSs. The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for ADRs evidencing the Firm ADSs at the First Closing Date, against the release of a wire transfer of immediately available federal funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters, certificates for ADRs evidencing the Optional ADSs the Underwriters have agreed to purchase at the First Closing Date or the Second Closing Date, as the case may be, against the release of a wire transfer of immediately available federal funds for the amount of the purchase price therefor. The certificates for ADRs shall be in definitive form and registered in such names and denominations as the Representatives shall have requested at least one full business day prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

          (g) Delivery of Prospectus to the Underwriters. Not later than 12:00 p.m. on the second business day following the date the Offered ADSs are released by the Underwriters for sale to the public, the Company shall delivery or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall request.

          Section 3.  Additional Covenants of the Company.

          The Company further covenants and agrees with each Underwriter as follows:

          (a) Review by Representatives of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act), the ADS Registration Statement or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object.

          (b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission or any other regulatory authority, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or the ADS Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement or the ADS Registration Statement becomes effective and (iv) of the issuance by the Commission or any other regulatory authority of any stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Equity Shares, the Offered ADSs or the ADRs from any securities exchange upon which the Equity Shares, the Offered ADSs or the ADRs are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If a regulatory authority shall enter any such stop order or simsilar order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

          (c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section 3(a) hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto as the Representatives may request.

          (e) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Offered ADSs and ADRs for sale under (or obtain exemptions from the application of) the Blue Sky or securities laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered ADSs and ADRs. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered ADSs or ADRs for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

          (f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered ADSs sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

          (g) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Equity Shares, the Offered ADSs and the ADRs and shall deposit the underlying Equity Shares with the custodian named in the Depositary Agreement in accordance with the terms of the Deposit Agreement so that ADRs evidencing the Offered ADSs will be executed by the Depositary and delivered to the Underwriters pursuant to this Agreement on the Closing Date and any Option Closing Date.

          (h) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering the twelve-month period ending [___], 2000 that satisfies the provisions of Section 11(a) of the Securities Act.

          (i) Periodic Reporting Obligations; Maintenance of Listing. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission, the Nasdaq National Market and the Indian Exchanges all reports and documents required to be filed under the Exchange Act. In addition, the Company will submit to the Commission quarterly reports, which will include unaudited quarterly condensed consolidated financial information, on Form 6-K for the first three quarters of each fiscal year and file its annual report on Form 20-F within the time period prescribed under Section 13 of the Exchange Act for the filing by domestic issuers of quarterly reports on Form 10-Q and annual reports on Form 10-K, respectively. The Company shall use its best efforts to maintain the listing of the ADSs on the Nasdaq National market or a national securities exchange located in the United States.

          (j) Agreement Not To Offer or Sell Additional Securities. During the period of 180 days following the date of the Prospectus, the Company will not, without the prior written consent of NationsBanc Montgomery Securities LLC (which consent may be withheld at the sole discretion of NationsBanc Montgomery Securities, Inc.), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any Equity Shares, ADSs, ADRs, options or warrants to acquire Equity Shares, ADSs, ADRs or securities exchangeable or exercisable for or convertible into Equity Shares, ADSs, ADRs (other than as contemplated by this Agreement and the Deposit Agreement with respect to the Offered ADSs); provided, however, that the Company may issue shares of its Equity Shares or options to purchase its Equity Shares, or Equity Shares upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus.

          (k) Future Reports to the Representatives. During the period of five years hereafter the Company will furnish to the Representatives c/o NationsBanc Montgomery Securities LLC at 600 Montgomery Street, San Francisco, CA 94111, Attention: Mark Kuperschmid: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each Annual Report on Form 20-F, Current Report on Form 6-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and
     (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

          (l) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. The Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to NationsBanc Montgomery Securities LLC and any other Representatives or Underwriters with the consent of NationsBanc Montgomery Securities LLC an "electronic Prospectus" to be used by the Underwriters in connection with the offering and sale of Offered ADSs. As used herein, the term "electronic Prospectus" means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to NationsBanc Montgomery Securities LLC that may be transmitted electronically by NationsBanc Montgomery Securities LLC and the other Underwriters to offerees and purchasers of the Offered ADSs; and (ii) it shall disclose the same information as the paper Prospectus and Prospectus filed pursuant to EDGAR, except to the extent that graphic image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate.

          Section 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Offered ADSs and ADRs (including all printing and engraving costs), (ii) all fees and expenses of the Depositary, and registrar and transfer agent of the Equity Shares, Offered ADSs and ADRs (if different),
(iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Equity Shares and related Offered ADSs and ADRs to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants, financial advisors and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the ADS Registration Statement, each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered ADSs or ADRs for offer and sale under the Blue Sky laws, and, if requested by the Representatives preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Offered ADSs and ADRs, (viii) the fees and expenses associated with including the Offered ADSs on the Nasdaq National Market and the listing of the Equity Shares underlying the Offered ADSs on the Indian Exchanges, (ix) all fees associated with review and approval of the Offering by Indian federal, state and local authorities, (x) other out of pocket expenses incurred by the Underwriters in connection with the transactions contemplated by this Agreement provided that such expenses shall not exceed $______ ($______ if the Underwriters' overallotment option is exercised) and
(xi) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. Except as provided in this Section 4, Section 6,
Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

          Section 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered ADSs as provided herein on the First Closing Date and, with respect to the Optional ADSs, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in
Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional ADSs, as of the Second Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

          (a) Accountants' Comfort Letter. On the date hereof, the Representatives shall have received from KPMG Peat Marwick, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the ADS Registration Statement (if any) and the Prospectus (and the Representatives shall have received an additional three conformed copies of such accountants' letter for each of the several Underwriters).

          (b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional ADSs, the Second Closing Date:

               (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b);

               (ii) no stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement or the ADS Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission or any other regulatory authority; and

               (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

          (c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional ADSs, the Second Closing
     Date:

               (i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change; and

               (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          (d) Opinion of U.S. Counsel for the Company. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, U.S. counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A (and the
                                                    ---------
     Representatives shall have received an additional three conformed copies of such counsel's legal opinion for each of the several Underwriters).

          (e) Opinion of Indian Counsel for the Company. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Crawford Bayley & Co., Indian counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit B (and the Representatives shall have received an
                    ---------
     additional three conformed copies of such counsel's legal opinion for each of the several Underwriters).

          (f) Opinion of U.S. Counsel for the Underwriters. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Latham & Watkins, U.S. counsel for the Underwriters, dated as of such Closing Date, the form of which is attached as Exhibit C (and the Representatives shall have received an
                 ---------
     additional three conformed copies of such counsel's legal opinion for each of the several Underwriters).

          (g) Opinion of Indian Counsel for the Underwriters. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Nishith Desai Associates, Indian counsel for the Underwriters, dated as of such Closing Date, the form of which is attached as Exhibit D (and the
                          ---------

     Representatives shall have received an additional three conformed copies of such counsel's legal opinion for each of the several Underwriters).

          (h) Opinion of Counsel to Depository. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Dewey Ballantine, counsel for the Depositary, dated as of such Closing Date, the form of which is attached as Exhibit E
                                                                     ---------
     (and the Representatives shall have received an additional three conformed copies of such counsel's legal opinion for each of the several Underwriters).

          (i) Officers' Certificate. On each of the First Closing Date and the Second Closing Date the Representatives shall have received a written certificate executed by the Chairman and Managing Director (Chief Executive Officer) of the Company and the Senior Vice President and Head - Finance & Administration (Chief Financial Officer) of the Company, dated as of such Closing Date, to the effect set forth in subsections (b)(ii) and (c)(ii) of this Section 5, and further to the effect that:

               (i) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

               (ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

               (iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

          (j) Bring-down Comfort Letter. On each of the First Closing Date and the Second Closing Date, as the case may be, the Representatives shall have received from KPMG Peat Marwick, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be (and the Representatives shall have received an additional three conformed copies of such accountants' letter for each of the several Underwriters).

          (k)  Lock-Up Agreement from Certain Stockholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit F hereto from each
                                                 ---------
     director (other than directors who do not own Equity Shares or rights to purchase Equity Shares on the date of this Agreement) and executive officer and certain family members of the Company's directors, and such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date.

          (l) Deposit Agreement. The Deposit Agreement shall be in full force and effect. The Depositary shall have furnished or caused to be furnished to you certificates satisfactory to you evidencing: (x) the deposit with the custodian named in the Deposit Agreement of the Equity Shares being so deposited against issuance of ADRs evidencing Offered ADSs to be delivered by the Company at the Closing Date; (y) the execution, issuance, signature and delivery of ADRs evidencing the Offered ADSs pursuant to the Deposit Agreement; and (z) such other matters related thereto as you may reasonably request.

          (m) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Offered ADSs as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

          If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional ADSs, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and
Section 9 shall at all times be effective and shall survive such termination.

          Section 6. Reimbursement of Underwriters' Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5, Section 7, Section 10 or Section 11 or if the sale to the Underwriters of the Offered ADSs on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered ADSs, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

          Section 7. Effectiveness of this Agreement. This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of the Registration Statement and the ADS Registration Statement under the Securities Act. Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part (a) of the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) of any Underwriter to the Company, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

          Section 8.  Indemnification.

          (a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other United States federal or state statutory law or regulation or Indian federal or state statutory law or regulation, or at United States or Indian common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Offered ADSs or the Offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above, provided that the Company shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by NationsBanc Montgomery Securities LLC) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, the ADS Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Offered ADSs, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered ADSs to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

          (b) Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement or the ADS Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, other United States federal or state statutory law or regulation or Indian federal or state statutory law or regulation, or at United States or Indian common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any preliminary prospectus, the Prospectus
     (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, the ADS Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth (A) as the last one paragraph on the inside front cover page of the Prospectus concerning stabilization and passive market making by the Underwriters and (B) in the table in the first paragraph and as the second paragraph under the caption "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

          (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
     Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (NationsBanc Montgomery Securities LLC in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          Section 9.    Contribution.

          If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered ADSs pursuant to this Agreement or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered ADSs pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered ADSs pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Offered ADSs as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

          Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Offered ADSs underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each officer and employee of an
----------
Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement or the ADS Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

          Section 10. Default of One or More of the Several Underwriter. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Offered ADSs that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered ADSs to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm ADSs set forth opposite their respective names on Schedule A,
                                                                 ----------
bears to the aggregate number of Firm ADSs set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Offered ADSs and the aggregate number of Offered ADSs with respect to which such default occurs exceeds 10% of the aggregate number of Offered ADSs to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered ADSs are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that (i) the defaulting Underwriter shall bear liability for its default and (ii) the provisions of Section 4, Section 6, Section 8 and
Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement, the ADS Registration Statement and the Prospectus or any other documents or arrangements may be effected.

          As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          Section 11. Termination of this Agreement. Prior to the First Closing Date this Agreement maybe terminated by the Representatives by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market or the Indian Exchanges, or trading in securities generally on any of the Nasdaq Stock Market, the New York Stock Exchange or one of the Indian Exchanges shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission, the NASD or any Indian regulatory authorities;
(ii) a general banking moratorium shall have been declared by any United States, Indian, New York or California authorities;
(iii) there shall have occurred any outbreak or escalation of United States, Indian or other international hostilities or any crisis or calamity, or any change in the United States, Indian or international financial markets, or any substantial change or development involving a prospective substantial change in United States, Indian or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Offered ADSs in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

          Section 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Offered ADSs sold hereunder and any termination of this Agreement.

          Section 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

          NationsBanc Montgomery Securities LLC
          600 Montgomery Street
          San Francisco, California  94111
          USA
          Facsimile:  (415) 249-5558
          Attention:  Richard A. Smith

           with a copy to:

          NationsBanc Montgomery Securities LLC
          600 Montgomery Street
          San Francisco, California  94111
          USA
          Facsimile:  (415) 913-6241
          Attention:  Jack Levin, Esq.

           and a copy to:

          Latham & Watkins
          75 Willow Road
          Menlo Park, CA  94025
          Facsimile:  (650) 463-2600
          Attention:  Anthony J. Richmond, Esq.

If to the Company:

          Infosys Technologies Limited
          Electronics City, Hosur Road
          Bangalore-561 229
          INDIA
          Facsimile:  (91) 80-852-0362
          Attention:  Managing Director (Chief Executive Officer)

           with a copy to:

          Wilson Sonsini Goodrich & Rosati
          Professional Corporation
          650 Page Mill Road
          Palo Alto, California  94304
          Facsimile:  (650) 493-6811
          Attention:  Jeffrey D. Saper, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

          Section 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Offered ADSs as such from any of the Underwriters merely by reason of such purchase.

          Section 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          Section 16. (a) Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

          (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

          (c) Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

          Section 17. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree and subject to receipt of any necessary approval of the Reserve Bank of India (which the Company hereby agrees to use its best efforts to obtain at the earliest possible date), to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures any Underwriter could purchase U.S. dollars with such other currency in New York City on the business day preceding that on which final judgment is given, net of any related fees on exchange.

          The obligation of the Company in respect of any sum due from the Company to any Underwriter, or of any Underwriter in respect of any sum due from such Underwriter to the Company shall, notwithstanding any judgment in a currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Underwriter or the Company, respectively, of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter or the Company, respectively, may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Underwriter or the Company, respectively, hereunder, the Company or any such Underwriter, respectively, agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or the Company, respectively, against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Underwriter or the Company, respectively, hereunder, such Underwriter and the Company, respectively, agrees to pay to the Company or such Underwriter, respectively, an amount equal to the excess of the U.S. dollars to purchased over the sum originally due to such Underwriter or the Company, respectively, hereunder.

          Section 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

          Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8, the contribution provisions of Section 9 and the governing law and consent to jurisdiction provisions of Section 16, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of said Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the ADS Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

                     *           *           *           *

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                 Very truly yours,

                                 INFOSYS TECHNOLOGIES LIMITED



                                 By:___________________________________
                                     Managing Director (Chief Executive Officer)


          The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in San Francisco, California as of the date first above written.

NATIONSBANC MONTGOMERY SECURITIES LLC
BANCBOSTON ROBERTSON STEPHENS
BT ALEX. BROWN & SONS, INC.
THOMAS WEISEL PARTNERS LLC

Acting as Representatives of the
several U.S. Underwriters named in
the attached Schedule A.

By NATIONSBANC MONTGOMERY SECURITIES LLC



By:_____________________________
        Authorized Signatory

                                 SCHEDULE  A




                                                         Number of
                                                       U.S. Firm ADSs
U.S. Underwriters                                     to be Purchased

NationsBanc Montgomery Securities LLC...........           [___]
BancBoston Robertson Stephens...................           [___]
BT Alex. Brown Incorporated.....................           [___]
Thomas Weisel Partners LLC......................           [___]

   Total........................................           [___]

                                                                     EXHIBIT A

              The final form of the full opinion to be attached as
                Exhibit A at the time this Agreement is executed.

          Opinion of U.S. counsel for the Company to be delivered pursuant to
Section 5(d) of the Underwriting Agreement. Such opinion shall address the laws of the United States and the laws of the State of New York. To the extent required in providing such opinion and if permitted by the Representatives, such U.S. counsel for the Company may rely on certain opinions of Indian counsel for the Company.

          References to the Prospectus in this Exhibit A include any supplements
                                               ---------
thereto at the Closing Date.

     (i) The Underwriting Agreement has been duly executed and delivered by the Company.

     (ii) The Deposit Agreement has been duly executed and delivered by the Company. Assuming the Deposit Agreement has been duly authorized by the Company, the Deposit Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     (iii) Each of the Registration Statement, the ADS Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act, and the Form 8-A Registration Statement has been declared effective by the Commission under the Exchange Act. No stop order suspending the effectiveness of either of the Registration Statement, the ADS Registration Statement, the Rule 462(b) Registration Statement, if any, or the Form 8-A Registration Statement has been issued under the Securities Act or the Exchange Act, as applicable, and, to the best knowledge of such counsel, no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

     (iv) The Registration Statement, including any Rule 462(b) Registration Statement, the ADS Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and/or the ADS Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or in exhibits to the Registration Statement or the ADS Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act.

     (v) The Offered ADSs have been approved for inclusion on the Nasdaq National Market.

     (vi) The statements in the Prospectus under the captions "Risk Factors-- Restrictions of U.S. Immigration," "Risk Factors--Intellectual Property Rights," "Risk Factors--Equity

  Shares Eligible for Future Sale," "Management's Discussion and Analysis and Results of Operations--Liquidity and Capital Resources," "Business--Legal Proceedings," "Business--Intellectual Property," "Management--Benefit Plans-- 1998 Stock Option Plan," "Certain Transactions," "Taxation--United States Federal Taxation," "Equity Shares Eligible For Future Sale" and "Underwriting," insofar as such statements constitute matters of United States federal or state law, summaries of legal matters, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

     (vii) To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement or the ADS Registration Statement, other than those disclosed therein.

     (viii) To the best knowledge of such counsel, there are no Existing Instruments required to be described or referred to in the Registration Statement or the ADS Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.

     (ix) No consent, approval, authorization or other order of, or registration or filing with, any United Sates federal or state court or other governmental authority or agency, is required for the Company's execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement and consummation of the transactions contemplated thereby and by the Prospectus, except as required under the Securities Act, applicable United States state securities or blue sky laws and from the NASD (all of which have been made or obtained and are in full force and effect).

     (x) The execution and delivery of the Underwriting Agreement and the Deposit Agreement by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement and Deposit Agreement, as to which no opinion need be rendered) will not result in any violation of any United States federal or state law, administrative regulation or administrative or court decree applicable to the Company.

     (xi) The Company is not, and after receipt of payment for the Offered ADSs will not be, an "investment company" within the meaning of Investment Company Act.

     (xii) The ADRs conform to the requirements of the Deposit Agreement and the Nasdaq National Market.

          In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement, the ADS Registration Statement, the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the ADS Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that either the Registration Statement, the ADS Registration Statement or any amendments thereto, at the time the Registration Statement, the ADS Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial and statistical data derived therefrom, included in the Registration Statement, the ADS Registration Statement or the Prospectus or any amendments or supplements thereto).

                                                                       EXHIBIT B

              The final form of the full opinion to be attached as
               Exhibit B at the time this Agreement is executed.


          Opinion of Indian counsel for the Company to be delivered pursuant to
Section 5(e) of the Underwriting Agreement.

          References to the Prospectus in this Exhibit B include any supplements
                                               ---------
thereto at the Closing Date.

          (i) The Company has been duly incorporated and is validly existing and in good standing as a company under the laws of India and has all corporate power and authority necessary to conduct its businesses and to own, lease and operate its properties as described or contemplated in the Prospectus.

          (ii) The Company has a Equity and issued capitalization as set forth in the Prospectus and such capitalization complies with Indian law. The summary of the Charter Documents and Indian law set forth in the Prospectus is accurate and complete in all material respects. The authorized share capital of the Company (including the Equity Shares, the ADSs and the ADRs) conforms to the description thereof under the heading "Description of Equity Shares" in the Prospectus.

          (iii) The shares of capital stock of the Company outstanding prior to the issuance of the Equity Shares represented by the ADSs have been duly and validly authorized, are validly issued and outstanding, are fully paid and nonassessable, conform to the description thereof contained in the Prospectus and, to the best of our knowledge after due inquiry, have been issued in compliance with the registration and qualification requirements of Indian securities laws. The Equity Shares represented by the ADSs and deposited pursuant to the Deposit Agreement in accordance with the Underwriting Agreement (the "Deposited Shares") have been duly and validly authorized by the Company, and when such Equity Shares are issued and delivered upon payment in accordance with the terms of the Underwriting Agreement, such Equity Shares will be duly and validly issued and outstanding, fully paid, and nonassessable, rank pari passu with the other Equity Shares outstanding[, except as specifically indicated to the contrary in the Prospectus,] and will not be subject to any Lien, encumbrance, preemptive right, equity, call right or other claim, and there are no restrictions on the voting or transfer of the Deposited Shares, the ADSs or the ADRs, except as described in the Prospectus. The Deposited Shares, when deposited pursuant to the Deposit Agreement in accordance with the Underwriting Agreement, will continue to be validly issued and outstanding and fully paid and nonassessable and will entitle the holders thereof to the rights specified in the ADSs, the ADRs and the Deposit Agreement. There are no restrictions on the transfer of the Deposited Shares, the ADSs or the ADRs, except as fully and accurately described in the Prospectus. The form of certificate for the Equity Shares conforms to the requirements of Indian law and the Charter Documents of the Company, and the ADSs and the ADRs conform to the requirements of the Deposit Agreement and the Indian Exchanges. The ADSs have been approved for listing on the Indian Exchanges.

          (iv) There are neither any preemptive nor other similar rights to subscribe for or to purchase any of the Deposited Shares, the ADSs or the ADRs, except for rights that have been validly waived, nor any restrictions on the voting or transfer of any of the Equity Shares, in either case, pursuant to the Charter Documents of the Company or any agreement known to us to which the Company is a party, and the deposit of such Equity Shares pursuant to the Deposit Agreement will not give rise to any such preemptive or other similar rights or restrictions.

          (v) The Company has full power and authority to enter into and perform its obligations under the Underwriting Agreement and the Deposit Agreement (together, the "Principal Agreements"). The Principal Agreements have been duly authorized, executed and delivered by the Company and, assuming they are valid and binding agreements under laws of the State of New York by which they are expressed to be governed, the Principal Agreements constitute valid and binding agreements of the Company, enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, save that the said Principal Agreements will only be admissible in evidence in India for the purposes of enforcement if they are duly stamped in accordance with the Indian Stamp Act, 1899 and the Karnataka Stamp Act, 1957 within three months from the date of their first receipt in India with the proper Stamp Duty chargeable thereon. The Deposit Agreement, the ADSs and the ADRs conform to the description thereof in the Prospectus. The Deposit Agreement is in proper legal form for enforcement against the Company in India, subject to the aforesaid qualification regarding payment of stamp duties. The ADSs and the ADRs are in proper legal form for enforcement against the Company in India. The Depositary and any holder or owner of ADSs or ADRs issued under the Deposit Agreements are each entitled to sue as plaintiff in the Indian courts for the enforcement of their respective rights against the Company and such access will not be subject to any conditions which are not applicable to Indian persons.

          (vi) The execution, delivery and performance by the Company of the Principal Agreements and the consummation of the transactions contemplated thereby (including the issuance of the Equity Shares to be represented by the ADSs, the deposit of such Equity Shares pursuant to the Deposit Agreement, the issuance and sale of the ADSs and the issuance of the ADRs) will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in a violation of the Charter Documents of the Company or of any Indian law or of any order, rule or regulation of any Indian court or governmental body or agency having jurisdiction over the Company, or its properties or assets or the rules and regulations of the Indian Exchanges.

          (vii) No consent, approval, authorization or order of, or filing, registration or qualification with, any Indian court or governmental agency or body is required for the execution, delivery and performance of the Principal Agreements, the issuance or sale of the Deposited Shares or the ADSs, the issuance of the ADRs and the consummation of the transactions contemplated by the Principal Agreements, except such consents, approvals, authorizations, orders, filings, registrations or qualifications listed in Schedule I hereto (all of which have been obtained or made and continue to be in full force and effect).

          (viii) Each of the Registration Statement, the ADS Registration Statement, the Rule 462(b) Registration Statement, if any, and the Prospectus has been duly approved by the Board of Directors of the Company, and each of the Registration Statement, the ADS Registration Statement and the Rule 462(b) Registration Statement, if any, and the Prospectus has been duly executed by the officers and directors of the Company set forth on the signature pages thereto.

          (ix) The execution and delivery by the respective parties to the Principal Agreements and the performance by such parties of the obligations thereunder and the consummation of the transactions contemplated by such agreements will not result in a breach or violation of any of the terms and provisions of, any applicable Indian law or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental agency or body in India or any Indian court, stock exchange or self-regulatory organization in India having jurisdiction over such parties or any of their properties.

          (x) Except as described in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to India or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of the Equity Shares against the issuance of ADSs or ADRs, (B) the purchase of the ADSs by the Underwriters, (C) the sale and delivery by the Underwriters of the ADSs or ADRs to the initial purchasers thereof, or (D) the consummation of any other transactions contemplated in the Principal Agreements in connection with the issuance and sale of the ADSs or the issuance of the ADRs.

          (xi) The indemnification and contribution provisions set forth in Sections 8 and 9 of the Underwriting Agreement do not contravene Indian law or public policy.

          (xii) Except as described in the Prospectus, all dividends and other distributions declared and payable on the Deposited Shares may under current Indian laws and regulations be paid to the custodian of the Depositary in Indian rupees that may be converted into foreign currency and freely transferred out of India; all such dividends and other distributions made to holders of Equity Shares, ADSs or ADRs who are non-residents of India will not be subject to Indian income, withholding or other taxes under Indian laws and regulations and are otherwise free and clear of any other tax duty, withholding or deduction, without the necessity of obtaining any Indian governmental authorization in India.

          (xiii) The Indian courts will observe and give effect to the choice of the law of the State of New York as the governing law of the Principal Agreements.

          (xiv) The Company has the power to submit, and has taken all necessary action to submit, to the jurisdiction of any Specified Court and to appoint CT Corporation

     System as its agent for service of process. The waiver by the Company of any objection to venue of a proceeding in any Specified Court is valid and legally binding. Service of process effected in the manner set forth in the Underwriting Agreement, assuming it is valid under New York law, will be effective, subject to the Indian procedural laws governing service of process, to confer valid personal jurisdiction over the Company. The Company and the holders of Equity Shares, ADSs or ADRs can sue and be sued in their own names under the laws of India. The irrevocable submission by the Company to the jurisdiction of any Specified Court constitutes a valid and legally binding obligation of the Company so long as such submission to jurisdiction is not contrary to Indian public policy, and we have no reason to believe that such submission to jurisdiction is contrary to Indian public policy. Any judgment obtained in a Specified Court arising out of or in relation to the obligations of the Company under the Principal Agreements, as the case may be, or the transactions contemplated thereby will be recognized and enforced by Indian courts subject to what is provided under the caption "Enforceability of Civil Liabilities" in the Prospectus.

          (xv) The Principal Agreements are in proper legal form for enforcement against the Company in India, and any Underwriter in respect of the Underwriting Agreement and each of the Depositary and any holder of ADSs or ADRs in respect of the Deposit Agreements is entitled to sue as plaintiff in the Indian courts for the enforcement of their respective rights against the Company, and such access will not be subject to any conditions which are not applicable to Indian persons. None of the Underwriters is or will be deemed to be resident, domiciled, carrying on business or subject to taxation in India by reason of the ownership of Equity Shares, ADSs or ADRs or the entry into, performance and/or enforcement of this Agreement.

          (xvi) The Company is subject to civil and commercial law with respect to its obligations under the Principal Agreements, the ADSs and the ADRs. The execution and delivery by the Company and the performance by the Company of its obligations thereunder constitute private and commercial acts rather than governmental or public acts, and neither the Company, any subsidiary of the Company nor any of their respective properties enjoys any right of immunity in any jurisdiction in India from suit, judgment, execution on a judgment or attachment (whether before judgment or in aid of execution) in respect of such obligations.

          (xvii) To the best of our knowledge after due inquiry and except as described in the Prospectus, there are no litigation or governmental proceedings pending or threatened against the Company or any subsidiary of the Company which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the business, properties, financial condition or results of operations of the Company or on the ability of the Company to perform its obligations under the Principal Agreements.

          (xviii) To the best of our knowledge after due inquiry, the Company and its subsidiaries have all material licenses, permits, certificates, franchises and other approvals or authorizations from all regulatory officials and bodies that are necessary to the conduct of their businesses and to the ownership or lease of their properties as described or contemplated in the Prospectus.

          (xix) To the best of such counsel's knowledge, after due inquiry, the Company has complied in all material respects with its Charter Documents and, except as described in the Prospectus, with each of its documents of title to its properties, mortgages, deeds of trust, and loan agreements and there exists no default under any such documents of title, mortgages, deeds of trust or loan agreements which has not been waived nor has the Company nor any such subsidiary received any notice of default with respect thereto.

          (xx) The statements (A) in the Prospectus under the captions "Enforcement of Civil Liabilities," "Risk Factors--Risks Related to Investments in Indian Securities," "Risk Factors--Risks Associated with Possible Acquisitions," "Risk Factors--Restrictions on Exercise of Preemptive Rights by ADS Holders," "Risk Factors--Control by Principal Shareholders, Officers and Directors; Anti-Takeover Provisions," "Dividend Policy," "Price Range of Equity Shares," "Management's Discussion and Analysis and Results of Operations--Liquidity and Capital Resources," "Management's Discussion and Analysis and Results of Operations--Income Tax Matters," "Business--Facilities," "Business-- Intellectual Property," "Business--Legal Proceedings," "Management," "Certain Transactions," "Description of Equity Shares," "Restrictions on Foreign Ownership of Indian Securities," "Government of India Approvals" and "Taxation--Indian Taxation," and (B) in Item 14 and Item 15 of the Registration Statement, insofar as such statements constitute a summary of legal documents or matters of Indian law or regulations or legal conclusions with respect thereto, are complete and accurate and are confirmed in all material respects.

          (xxi) [To the best of our knowledge after due inquiry, there are no persons with registration or other similar rights to have any equity or debt securities Equity for sale under the Registration Statement or the ADS Registration Statement or included in the offering contemplated by the Underwriting Agreement, except for such rights as have been duly waived].

          (xxii) It is not necessary (a) in order to enable the Underwriters or any of them to exercise or enforce any of their rights under the Underwriting Agreement; (b) to enable the Depositary or the holders or owners of ADSs to exercise or enforce any of its rights under the Deposit Agreement and (c) by reason of the entry into and/or performance of the Underwriting Agreement or the Deposit Agreement that any or all of the Underwriter's or the Depositary or the holders or owners of ADSs should be licensed, qualified or entitled to do business in India.

          (xxxiii) None of the Purchasers or the Depositary is or will be resident, domiciled, carrying on business or subject to taxation in India by reason only of the entry into, performance and/or enforcement of the Principal Agreements.

       In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement, the ADS Registration Statement, the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the ADS Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to our attention which would lead us to believe that either the Registration Statement, the ADS Registration Statement or any amendments thereto, at the time the Registration Statement, the ADS Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no belief as to the financial statements or schedules or other financial and statistical data derived therefrom, included in the Registration Statement, the ADS Registration Statement or the Prospectus or any amendments or supplements thereto).

                                                                       EXHIBIT C


            The final form of the full opinion shall be attached as
               Exhibit C at the time this Agreement is executed.

          Opinion of U.S. counsel for the Underwriters to be delivered pursuant to Section 5(f) of the Underwriting Agreement. Such opinion shall address the laws of the United States. To the extent required in providing and opinion and if permitted by the Representatives, such U.S. counsel for the Underwriters may rely on certain opinions of Indian counsel for the Underwriters.

          References to the Prospectus in this Exhibit C include any supplements
                                               ---------
thereto at the Closing Date.

          (i) The Registration Statement and the ADS Registration Statement have been declared effective by the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement has been issued under the Securities Act and, to the best knowledge of such counsel, no proceedings therefor have been initiated by the Commission.

          (ii) The Registration Statement and, the Prospectus, and each amendment or supplement to the Registration Statement and/or the ADS Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements, schedules or other financial data included in, or omitted from, the Registration Statement or the Prospectus, as to which no opinion need be rendered) comply as to form in all material respects with the requirements for registration statements on Form F-1 under the Act and the rules and regulations of the Commission thereunder.

          In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, counsel to the Company, representatives of the independent public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement, the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and any supplements or amendments thereto, and has not made any independent check or verification thereof, during the course of such participation, no facts came to their attention that caused them to believe that either the Registration Statement, or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements, schedules or other financial data included in, or omitted from, the Registration Statement or the Prospectus or any amendments or supplements thereto).

                                                                       EXHIBIT D

             The final form of the full opinion to be attached as
               Exhibit D at the time this Agreement is executed.


          Opinion of Indian counsel for the Underwriters to be delivered pursuant to Section 5(g) of the Underwriting Agreement. Such opinion shall address the laws of the Republic of India.

          References to the Prospectus in this Exhibit D include any supplements
                                               ---------
thereto at the Closing Date.

          (i) The Company has been duly incorporated and is validly existing and in good standing as a company under the laws of India.

          (ii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (iii) The Deposit Agreement has been duly authorized, executed and delivered by the Company.

          (iv) The Equity Shares represented by the ADSs and deposited pursuant to the Deposit Agreement in accordance with the Underwriting Agreement (the "Deposited Shares") have been duly and validly authorized by the Company, and when such Equity Shares are issued and delivered upon payment in accordance with the terms of the Underwriting Agreement, such Equity Shares will be duly and validly issued and outstanding, fully paid, and nonassessable, rank pari passu with the other Equity Shares outstanding and will not be subject to any Lien, encumbrance, preemptive right, equity, call right or other claim, and there are no restrictions on the voting or transfer of the Deposited Shares, the ADSs or the ADRs, except as described in the Prospectus. The Deposited Shares, when deposited pursuant to the Deposit Agreement in accordance with the Underwriting Agreement, will continue to be validly issued and outstanding and fully paid and nonassessable and will entitle the holders thereof to the rights specified in the ADSs, the ADRs and the Deposit Agreement. There are no restrictions on the transfer of the Deposited Shares, the ADSs or the ADRs, except as fully and accurately described in the Prospectus. The ADSs and the ADRs conform to the requirements of the Deposit Agreement and the Indian Exchanges.

                                                                       EXHIBIT E

               The final opinion in draft form to be attached as Exhibit E at the time this Agreement is executed.


          Opinion of counsel for the Depositary to be delivered pursuant to
Section 5(h) of the Underwriting Agreement. Such opinion shall address the laws of the United States.

          (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and, assuming it has been duly authorized, executed and delivered by the Company, the Deposit Agreement constitutes a legally valid and binding obligation of the Depositary, enforceable against the Depositary in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

          (ii) Upon due issuance by the Depositary of the ADRs representing the ADSs against deposit of Equity Shares in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement.

                               LOCK UP AGREEMENT

                                                            EXHIBIT F


__________, 1999

NationsBanc Montgomery Securities LLC
As representative of the several underwriters
600 Montgomery Street
San Francisco, California 94111


        Re:  Infosys Technologies Limited
             ----------------------------


Ladies & Gentlemen:

     Infosys Technologies Limited (the "Company") proposes to carry out a public offering of American Depositary Shares (the "Offering") for which you will act as representative of the underwriters (the "Underwriters"). The undersigned is an owner of record or beneficial owner of certain equity shares of the Company or securities convertible into or exchangeable or exercisable for equity shares including, without limitation, any related American Depositary Shares or securities convertible into or exchangeable or exercisable for such American Depositary Shares (collectively, "Company Stock"), or is an executive officer or director of the Company. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into the underwriting arrangements with the Company with respect to the Offering.

     In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of NationsBanc Montgomery Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale) pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any Company Stock, currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing (all of the foregoing being collectively referred to herein as a "Transfer"), for a period commencing on the date hereof and continuing to a date 180 days after the first date any of the American Depositary Shares to be sold in the Offering are released by you for sale to the public. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of Company Stock held by the undersigned except in compliance with the foregoing restrictions.
It is expressly understood that this agreement applies to all transactions, whether it be transactions related to equity shares in India or related to American Depositary Shares in the United States, except transactions involving shares of Company Stock purchased in the open market and not otherwise in breach of this lock up agreement.

     Notwithstanding the foregoing, (i) if the undersigned is an individual, he or she may transfer any or all of the Company Stock either during his or her lifetime or upon death, by gift, will or intestacy, to his or her immediate family or to a trust, the beneficiaries of which are exclusively the undersigned and/or members of his or her immediate family, or
(ii) if the undersigned is a corporation or a partnership, it may transfer any or all the Company Stock as a distribution to partners or shareholders of the undersigned; provided, however, that in any such case it shall be a condition
             --------  -------
to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Company Stock subject to the provisions of this lock up agreement, and there shall be no further transfer of such Company Stock except in accordance herewith.

     This agreement shall be governed by the laws of the State of California and is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

     The undersigned understands that the Company and the Underwriters will proceed toward the proposed Offering in reliance upon this lock up agreement. If the effective date of the Registration Statement (as such term is defined in the Underwriting Agreement between the Company and the Underwriters relating to the Offering) has not occurred on or before October 31, 1999, then this lock up agreement shall be null and void.

Dated:_________________, 1999

__________________________________________
Printed Name of Holder

By:_______________________________________
   Signature

__________________________________________
Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)


                                     F-2